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                                                                    Exhibit 10.3
                                                                    ------------

                                 PROMISSORY NOTE
                     (Acquisition/Revolving Line of Credit)
                                  (LIBOR Rate)

$250,000,000.00                                   Charlotte, North Carolina

                                                  June 20, 2001



         FOR VALUE RECEIVED, SONIC AUTOMOTIVE, INC., a Delaware corporation ("Borrower"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, promises to pay to CHRYSLER FINANCIAL COMPANY, a Michigan limited liability company, ("Lender"), or order, at 27777 Franklin Road, Southfield, Michigan 48034-8286 or at such other place as Lender may from time to time in writing designate, in lawful money of the United States of America, the principal sum of TWO HUNDRED FIFTY MILLION AND 00/100 DOLLARS ($250,000,000.00), or so much thereof as may be advanced from time to time, together with interest, adjusted monthly, on the principal balance outstanding from time to time (the "Principal Balance"), in like money, from the date of this Promissory Note (this "Note"), to and including the Termination Date, at the rate of two and fifty hundredths percent (2.50%) per annum above the LIBOR Rate (as defined herein) in effect from time to time (the "Applicable LIBOR Rate"):

         Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement dated as of August 10, 2000, as amended by the Amended and Restated Credit Agreement dated as of even date herewith, among Borrower, the Lender and certain other lender parties thereto, and Ford Motor Credit Company, a Delaware corporation, as Agent for all lender parties (the "Agreement").

         Borrower promises to pay interest on the unpaid principal balance outstanding until such principal amount is paid in full, at the Applicable LIBOR Rate, and payable at such times as are specified in the Agreement.

         Both principal and interest are payable in lawful money of the United States of America to the Agent under the Agreement, in same day funds. Each Advance owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Lender to make any such recordation or endorsement will not affect the Obligations of the Borrower under this Note.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Agreement. The Agreement, among other things, (i) provides for the making of Advances by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof
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upon the terms and  conditions  therein  specified.  The  Obligations  of
Borrower under this Note and the Loan Documents, and the obligations of the Dealership Guarantors and any other parties to the loan are secured by the Collateral as provided in the Loan Documents.

         In no circumstance may the aggregate principal amount of all Advances (as defined in the Agreement) outstanding under the Notes (as defined in the Agreement) exceed the aggregate amount of all Lender's Commitments (as more specifically set forth in the Agreement.



         IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note under seal, the day and year first above written.



                                              SONIC AUTOMOTIVE, INC.,
                                              a Delaware corporation





                                              By: /s/ THEODORE M. WRIGHT (SEAL)
                                                  ----------------------
                                              Name: Theodore M. Wright
                                              Title: Vice President





                       [SIGNATURE PAGE TO PROMISSORY NOTE]

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